CERTIFICATE OF VOTE

CGM MUTUAL FUND

I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 26, 2018 the following vote was duly adopted by the independent trustees who are not “interested persons” and by the full board and remains in full force and effect:

VOTED:    That the separate stockbrokers’ Bonds issued by Chubb providing fidelity bond protection of $5,000,000 for each series of the CGM Trust are hereby approved and the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph (g) of Rule 17g-1 under the Investment Company Act of 1940.

Witness my hand this 10th day of September 2018

/s/ Leslie A. Lake
Leslie A. Lake

CERTIFICATE OF VOTE

CGM REALTY FUND

I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 26, 2018 the following vote was duly adopted by the independent trustees who are not “interested persons” and by the full board and remains in full force and effect:

VOTED:    That the separate stockbrokers’ Bonds issued by Chubb providing fidelity bond protection of $5,000,000 for each series of the CGM Trust are hereby approved and the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph (g) of Rule 17g-1 under the Investment Company Act of 1940.

Witness my hand this 10th day of September 2018

/s/ Leslie A. Lake
Leslie A. Lake

CERTIFICATE OF VOTE

CGM FOCUS FUND

I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 26, 2018 the following vote was duly adopted by the independent trustees who are not “interested persons” and by the full board and remains in full force and effect:

VOTED:    That the separate stockbrokers’ Bonds issued by Chubb providing fidelity bond protection of $5,000,000 for each series of the CGM Trust are hereby approved and the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph (g) of Rule 17g-1 under the Investment Company Act of 1940.

Witness my hand this 10th day of September 2018

/s/ Leslie A. Lake
Leslie A. Lake